UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SEI INSTITUTIONAL INTERNATIONAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

SEI INTERNATIONAL FIXED INCOME FUND

FINAL SOLICITATION SCRIPT

ORIGINAL MEETING DATE: JANUARY 18TH, 2010

ADJOURNMENT DATE: FEBRUARY 18th, 2010

TOLL FREE # 1-877-257-9947

Greeting:

Hello, is Mr./Ms.                    available please?

Hi Mr./Ms.                  , my name is                              and I am calling on behalf of SEI International Fixed Income Fund on a recorded line and I would like to take a moment to speak with you about the SEI International Fixed Income Fund Special meeting of shareholders that was held on January 18th, 2010 and that has been adjourned to February 18th, 2010. Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received this material?

If materials received:

The fund’s Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                                          , and I am a proxy-voting specialist calling on behalf of SEI International Fixed Income Fund.

Today’s date is                           and the time is                     E.T.  Would you please state your full name and full mailing address?

Are you authorized to vote all shares in this fund in all accounts?  (If Yes, proceed with voting process)(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares? (Record votes as shareholder requests)

For Favorable Vote:

Mr./Ms.                       I have recorded your vote as follows, for all of your SEI International Fixed Income Fund shares held in all of your accounts you are voting in favor of the proposal(s) as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                      I have recorded your vote as follows, for all of your SEI International Fixed Income Fund shares held in all of your accounts you are (voting against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-877-257-9947. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-877-257-9947.

If shares were sold after record date:

I understand Mr./Ms.                    , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, this message is for                      .  My name is                                          and I am calling on behalf of SEI International Fixed Income Fund regarding the Special Meeting of Shareholders that was held on January 18th, 2010.  The meeting has adjourned to February 18th, 2010. Our records indicate that your vote has not yet been received.  In an effort to avoid further contact and expense to the fund we are asking you to take a moment to submit your vote.

Your participation is very important.  To vote over the telephone, call toll-free at 1-877-257-9947 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the SEI International Fixed Income Fund. You should have received proxy material in the mail concerning the Special Meeting of Shareholders that was held on January 18th, 2010.  The meeting has adjourned to February 18th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-877-257-9947 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM — 9:00 PM and Saturday 10:00AM — 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center for the SEI International Fixed Income Fund.  Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for the SEI International Fixed Income Fund. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for the SEI International Fixed Income Fund. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your SEI International Fixed Income Fund, please contact your Financial Advisor or call the SEI International Fixed Income Fund at 1-800-342-5734. Thank you for investing with the SEI International Fixed Income Fund.”

SEI INTERNATIONAL FIXED INCOME FUND

FINAL OBO SOLICITATION SCRIPT

ORIGINAL MEETING DATE: JANUARY 18TH, 2010

ADJOURNMENT MEETING DATE: FEBRUARY 18TH, 2010

TOLL FREE # 1-866-615-7268

Greeting:

Hello, is Mr./Ms.                    available please?

Hi Mr./Ms.                      , my name is                           and I am calling on behalf of SEI International Fixed Income Fund on a recorded line and I would like to take a moment to speak with you about the SEI International Fixed Income Fund Special meeting of shareholders that was held on January 18th, 2010 and that has been adjourned to February 18th, 2010.  Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received this material?

If materials received:

The fund’s Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                          , and I am a proxy-voting specialist calling on behalf of SEI International Fixed Income Fund.

Today’s date is                  and the time is              E.T.  Would you please state your full name and full mailing address?

Are you authorized to vote all shares in this fund in all accounts?  (If Yes, proceed with voting process)(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares? (Record votes as shareholder requests)

For Favorable Vote:

Mr./Ms.                        I have recorded your vote as follows, for all of your SEI International Fixed Income Fund shares held in all of your accounts you are voting in favor of the proposal(s) as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                     I have recorded your vote as follows, for all of your SEI International Fixed Income Fund shares held in all of your accounts you are (voting against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-866-615-7268. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to? (If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-615-7268.

If shares were sold after record date:

I understand Mr./Ms.                    , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, this message is for              .  My name is                                          and I am calling on behalf of SEI International Fixed Income Fund regarding the Special Meeting of Shareholders that was held on January 18th, 2010.  The meeting has adjourned to February 18th, 2010. Our records indicate that your vote has not yet been received.  In an effort to avoid further contact and expense to the fund we are asking you to take a moment to submit your vote.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-615-7268 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the SEI International Fixed Income Fund. You should have received proxy material in the mail concerning the Special Meeting of Shareholders that was held on January 18th, 2010. The meeting has adjourned to February 18th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-615-7268 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM — 9:00 PM and Saturday 10:00AM — 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for the SEI International Fixed Income Fund.  Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the SEI International Fixed Income Fund. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the SEI International Fixed Income Fund. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your SEI International Fixed Income Fund, please contact your Financial Advisor or call the SEI International Fixed Income Fund at 1-800-342-5734. Thank you for investing with the SEI International Fixed Income Fund.”